                                                                 Exhibit 10.(iv)


                  | DOCUMENTARY TRANSFER TAX $192.50/xx
                  |
                  |  X   COMPUTED ON FULL VALUE OF PROPERTY CONVEYED.
                  | ---
                  |
                  |     OR COMPUTED ON FULL VALUE LESS LIENS AND
                  |     ENCUMBRANCES REMAINING AT TIME OF TRANSFER.
                  | ---
                  |                     UNDER PENALTY OF PERJURY.
                  |
                  |
                  | /s/ BARRY SCHREIBER
                  | ----------------------------------------------------------
                  | SIGNATURE OF DECLARANT OR AGENT DETERMINING TAX. FIRM NAME
                  --------------------------------------------------------------

                          CORPORATION QUIT CLAIM DEED

        Argus Mines, Inc., a subsidiary of Argus Resources, Inc., both being duly organized corporations, and existing under and by virtue of the laws of the State of Nevada, and having its principal place of business in the City of Las Vegas, County of Clark and State of Nevada.

        FOR AND IN CONSIDERATION OF THE SUM OF Ten Dollars ($10.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, has remised, released and forever quitclaimed, and by these presents does remise, release and forever quitclaim unto Nevada Manhattan Mining, Incorporated, a Nevada corporation, whose principal place of business in Nevada is 1120-A Telegraph Street, Reno, Nevada, a Forty Percent (40%) undivided interest in that Real Property, described as follows, to-wit:

                                PATENTED CLAIMS
Claim Name                        Mineral Survey Number       Patent Number

White Cap #1                              2579                    46176
White Cap                                 2579                    46176
Pine Nut #2                               4073                   552989
Muleskinner                               2882                   123980
Morning Glory                             4073                   552989
Union                                     2625                    46616
Union #1                                  2625                    46616
Ivanhoe                                   2773                    46617
Uno                                       2695                    98424
Annie Laurie                              2874                   441202
Snow Drift                                2764                   459615
Earl                                      2544                   375993
Eva                                       3667                   537035
Flying Cloud                              3667                   537035
Snowman                                   3667                   537035
Union #2                                  2552                   114749
Union #3                                  2553                    32959
Union #4                                  2554                    46332
Union #5                                  2555                    94281
Dexter #7                                 2602                    46212
White Cap Extension                       4335                   734331
White Cap Extension #1                    4335                   734331
Woopee Fraction                           2694                    46320
Katie #1                                  2651                    46321
Keystone                                  2692                   555879
Red Roy (Red Boy)                         2693                   676958
Silver Pick #1                            2528                   674983


                                                                BOOK 677 PAGE 20

                               UNPATENTED CLAIMS
                                            Nye County

Claim Name               Location Date     Book     Page     BLM     Serial No.
----------               -------------     ----     ----     ---     ----------

Mable A                     7-5-79         246      251      NMC        93107
Lillie Frac                 7-5-79         246      253      NMC        93108
Little Johnnie Frac         7-6-79         246      252      NMC        93109
Pandora Frac                7-7-79         246      255      NMC        93110
Turtle Dove Frac            7-12-79        246      250      NMC        93111
Granny Frac                 9-4-70         136      468      NMC        93113
Yellow Horse Frac           9-4-70         136      469      NMC        93114
Little Joe #1               6-10-68        113      183      NMC        93115
Little Joe #2               6-10-68        113      184      NMC        93116
Little Joe #3               6-10-68        113      185      NMC        93117
Little Joe #4               6-10-68        113      186      NMC        93118
Little Joe #5               6-10-68        113      187      NMC        93119
Little Joe #6               6-10-68        113      188      NMC        93120
Little Joe #7               6-10-68        113      189      NMC        93121
Little Joe #8               6-12-68        113      190      NMC        93122
Little Frac #21             7-16-68        113      205      NMC        93135
Granny Lode Frac            11-10-87       602      228      NMC        pending


        Any interest Argus may have in the following lode mining claims:

JMD
Union Fraction
Ivanhoe Fraction
Wolftone Millsite
AM Ex
AM Ex #1
AM Ex #2
AM Ex #3
Baseball
Bell
Bell #1
Bluebird
Big Mogul
Friday
Gold Coin Fraction
Gold Point Fraction
Hill Top
Hill Top Extension
Last Chance
Little Joe Fraction #9
Granny
/
/
/
/
/
/
/


                                                                BOOK 677 PAGE 21

To Have and to Hold the said grantee its heirs and assigns forever.

IN WITNESS WHEREOF, The said party of the first part has caused its corporate name and seal to be affixed by its President and Secretary thereunto, duly authorized this first day of March, Nineteen hundred and eighty nine.



                                ARGUS MINES,INC.


                                By: /s/ HANS KRUSE
                                    ---------------------------
                                    Hans Kruse
                                    President


                                By: /s/ HANS KRUSE
                                    ---------------------------
                                    Hans Kruse
                                    Secretary



State of Nevada )
                ) ss.
County of Clark )

On March 8, 1989, before me, the undersigned, a Notary Public in and for said State, personally appeared Hans Kruse known to me to be the corporate President and the corporate Secretary of Argus Mines, Inc., the corporation that executed the within Instrument, known to me to be the person who executed the within Instrument, on behalf of the corporation herein named, and acknowledged to me that such corporation executed the same. Proved to me on the basis of satisfactory evidence to be the person who executed the within instrument.


                                  /s/ EDDIE LaRUE
                                -----------------------------------
                                Notary Public In and for said State

This document consists of 3 pages.

                                        Eddie LaRue
           [SEAL]               Notary Public-State of Nevada
                                        Clark County
                             My Appointment Expires March 15, 1989

        OFFICIAL RECORDS
         NYE, CO. NEV.
       RECORD REQUESTED BY
        ARGUS RESOURCES
        '89 MAR-9 P3:15
            230734
          NAOMA LYDON
           RECORDER
        FEE 7.00 DEP BB                          BOOK 677 PAGE 22

                                        Nevada Manhattan Mining, Incorporated



                                        By:   /s/ CHRIS MICHAELS
                                           --------------------------------
                                           Chris Michaels
                                           President



                                        By:   /s/  JEFFREY KRAMER
                                           -------------------------------
                                           Vice President




-----------------------------------------------------------------------------------------------------------------------
State of  California                                On this the 8th day of March 1989, before me,
         --------------
County of Los Angeles   ss.                         Christina C. Crompvoetz-------------------------------
         --------------                             -------------------------------------------------------------------
                                                    the undesigned Notary Public, personally appeared

                                                    Christopher D. Michaels & Jeffrey S. Kramer,
                                                    ------------------------------------------------------------------
                                                    [ ] personally known to me
       [SEAL]                                       [x] proved to me on the basis of satisfactory evidence
                                                    to be the person(s) who executed the within instrument as
                                                    President & Vice-President or on behalf of the corporation therein
                                                    --------------------------
                                                    named, and acknowledged to me that the corporation executed it.

                                                    WITNESS my hand and official seal.


                                                    /s/  Christina C. Crompvoetz
                                                    ------------------------------------------------------------------
                                                    Notary's Signature

-----------------------------------------------------------------------------------------------------------------------

                                                               BOOK 677 PAGE 26

                                   EXHIBIT A



                                             PATENTED CLAIMS
Claim Name                                Mineral Survey Number             Patent Number
----------                                ---------------------             -------------

White Cap #1                                    2579                             46176
White Cap                                       2579                             46176
Pine Nut #2                                     4073                            552989
Muleskinner                                     2882                            123980
Morning Glory                                   4073                            552989
Union                                           2625                             46616
Union #1                                        2625                             46616
Ivanhoe                                         2773                             46617
Uno                                             2695                             98424
Annie Laurie                                    2874                            441202
Snow Drift                                      2764                            459615
Earl                                            2544                            375993
Eva                                             3667                            537035
Flying Cloud                                    3667                            537035
Snowman                                         3667                            537035
Union #2                                        2552                            114749
Union #3                                        2553                             32959
Union #4                                        2554                             46332
Union #5                                        2555                             94281
Dexter #7                                       2602                             46212
White Cap Extension                             4335                            734331
White Cap Extension #1                          4335                            734331
Whoopee Fraction                                2694                             46320
Katie #1                                        2651                             46321
Keystone                                        2692                            555879
Red Roy (Red Boy)                               2693                            676958
Silver Pick #1                                  2528                            674983






                                                               Page 1 of 2 pages

                                                               BOOK 677 PAGE 27

                               UNPATENTED CLAIMS
                                   Nys County


   Claim Name         Location Date   Book   Page   BLM    Serial No.
   ----------         -------------   ----   ----   ---    ----------

Mable A                   7-5-79       246    251    NMC       93107
Lillie Frac               7-5-79       246    253    NMC       93108
Little Johnnie Frac       7-6-79       246    252    NMC       93109
Pandora Frac              7-7-79       246    255    NMC       93110
Turtle Dove Frac          7-12-79      246    250    NMC       93111
Granny Frac               9-4-70       136    468    NMC       93113
Yellow Horse Frac         9-4-70       136    469    NMC       93114
Little Joe #1             6-10-68      113    183    NMC       93115
Little Joe #2             6-10-68      113    184    NMC       93116
Little Joe #3             6-10-68      113    185    NMC       93117
Little Joe #4             6-10-68      113    186    NMC       93118
Little Joe #5             6-10-68      113    187    NMC       93119
Little Joe #6             6-10-68      113    188    NMC       93120
Little Joe #7             6-10-68      113    189    NMC       93121
Little Joe #8             6-12-68      113    190    NMC       93122
Little Joe #21            7-16-68      113    205    NMC       93135
Granny Lode Frac          11-10-87     602    228    NMC       pending


        Any interest Argus may have in the following lode mining claims:

JMD
Union Fraction
Ivanhoe Fraction
Wolftone Millsite
AM Ex
AM Ex #1
AM Ex #2
AM Ex #3
Baseball
Bell
Bell #1
Bluebird
Big Mogul
Friday
Gold Coin Fraction
Gold Point Fraction
Hill Top
Hill Top Extension
Last Chance
Little Joe Fraction #9
Granny


                                                           Page 2 of 2 Pages
                                                           BOOK 667 PAGE 28